Exhibit 99.1

SouthState Corporation Reports Third Quarter 2024 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – October 23, 2024 – SouthState Corporation (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and nine-month periods ended September 30, 2024.

“Despite the challenges of hurricane season, SouthState produced steady growth in loans, deposits, revenue, and earnings per share. Furthermore, with the compounding effect of interest rate changes, our tangible book value per share increased 7% during the quarter", commented John C. Corbett, SouthState’s Chief Executive Officer. "We were also pleased to receive overwhelming shareholder support for our acquisition of IBTX. We look forward to joining with Independent Financial and building shareholder value in the best growth markets in the country."

Highlights of the third quarter of 2024 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $1.86; Adjusted Diluted EPS (Non-GAAP) of $1.90
●	Net Income of $143.2 million; Adjusted Net Income (Non-GAAP) of $145.7 million
●	Return on Average Common Equity of 9.9%; Return on Average Tangible Common Equity (Non-GAAP) of 15.6% and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 15.9%*
●	Return on Average Assets (“ROAA”) of 1.25% and Adjusted ROAA (Non-GAAP) of 1.27%*
●	Book Value per Share of $77.42; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $51.26

Performance

●	Net Interest Income of $351 million; Core Net Interest Income (excluding loan accretion) (Non-GAAP) of $349 million
●	Net Interest Margin (“NIM”), non-tax equivalent of 3.39% and tax equivalent (Non-GAAP) of 3.40%
●	Net charge-offs of $6.1 million, or 0.07% annualized; ($7.0) million release of Provision for Credit Losses (“PCL”), including a release for unfunded commitments of $8.7 million; total allowance for credit losses (“ACL”) plus reserve for unfunded commitments of 1.52%
●	Noninterest Income of $75 million; Noninterest Income represented 0.65% of average assets for the third quarter of 2024*
●	Efficiency Ratio of 57% and Adjusted Efficiency Ratio (Non-GAAP) of 56%

Balance Sheet

●	Loans increased $314 million, or 4% annualized, led by increases in consumer real estate and commercial and industrial; ending loan to deposit ratio of 89%
●	Deposits increased $540 million, or 6% annualized
●	Total loan yield of 5.86%, up 0.04% from prior quarter
●	Total deposit cost of 1.90%, up 0.10% from prior quarter
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.9%, 14.9%, 10.0%, and 12.5%, respectively†

Mergers & Acquisitions

●	Received approval by each of SouthState's and Independent Bank Group, Inc.'s respective shareholders; still subject to other customary conditions, including regulatory approval

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.54 per share, payable on November 15, 2024 to shareholders of record as of November 8, 2024

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
INCOME STATEMENT	2024	2024	2024	2023	2023	2024	2023
Interest Income
Loans, including fees (1)	$494,082	$478,360	$463,688	$459,880	$443,805	$1,436,130	$1,256,525
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	50,096	52,764	53,567	55,555	56,704	156,427	172,446
Total interest income	544,178	531,124	517,255	515,435	500,509	1,592,557	1,428,971
Interest Expense
Deposits	177,919	165,481	160,162	149,584	133,944	503,562	290,673
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	14,779	15,384	13,157	11,620	11,194	43,320	39,921
Total interest expense	192,698	180,865	173,319	161,204	145,138	546,882	330,594
Net Interest Income	351,480	350,259	343,936	354,231	355,371	1,045,675	1,098,377
(Recovery) provision for credit losses	(6,971)	3,889	12,686	9,893	32,709	9,604	104,189
Net Interest Income after (Recovery) Provision for Credit Losses	358,451	346,370	331,250	344,338	322,662	1,036,071	994,188
Noninterest Income	74,934	75,225	71,558	65,489	72,848	221,717	221,417
Noninterest Expense
Operating expense	243,543	242,343	240,923	245,774	238,042	726,809	709,953
Merger, branch consolidation, severance related and other expense (8)	3,304	5,785	4,513	1,778	164	13,602	11,384
FDIC special assessment	—	619	3,854	25,691	—	4,473	—
Total noninterest expense	246,847	248,747	249,290	273,243	238,206	744,884	721,337
Income before Income Tax Provision	186,538	172,848	153,518	136,584	157,304	512,904	494,268
Income tax provision	43,359	40,478	38,462	29,793	33,160	122,299	106,751
Net Income	$143,179	$132,370	$115,056	$106,791	$124,144	$390,605	$387,517

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$143,179	$132,370	$115,056	$106,791	$124,144	$390,605	$387,517
Securities losses (gains), net of tax	—	—	—	2	—	—	(35)
Merger, branch consolidation, severance related and other expense, net of tax (8)	2,536	4,430	3,382	1,391	130	10,348	8,900
FDIC special assessment, net of tax	—	474	2,888	20,087	—	3,362	—
Adjusted Net Income (non-GAAP)	$145,715	$137,274	$121,326	$128,271	$124,274	$404,315	$396,382

Basic earnings per common share	$1.88	$1.74	$1.51	$1.40	$1.63	$5.12	$5.10
Diluted earnings per common share	$1.86	$1.73	$1.50	$1.39	$1.62	$5.09	$5.07
Adjusted net income per common share - Basic (non-GAAP) (2)	$1.91	$1.80	$1.59	$1.69	$1.63	$5.30	$5.21
Adjusted net income per common share - Diluted (non-GAAP) (2)	$1.90	$1.79	$1.58	$1.67	$1.62	$5.27	$5.19
Dividends per common share	$0.54	$0.52	$0.52	$0.52	$0.52	$1.58	$1.52
Basic weighted-average common shares outstanding	76,299,069	76,251,401	76,301,411	76,100,187	76,139,170	76,284,016	76,034,062
Diluted weighted-average common shares outstanding	76,805,436	76,607,281	76,660,081	76,634,100	76,571,430	76,690,900	76,445,649
Effective tax rate	23.24%	23.42%	25.05%	21.81%	21.08%	23.84%	21.60%

Performance and Capital Ratios

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
	2024	2024	2024	2023	2023	2024	2023
PERFORMANCE RATIOS
Return on average assets (annualized)	1.25%	1.17%	1.03%	0.94%	1.10%	1.15%	1.16%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.27%	1.22%	1.08%	1.13%	1.10%	1.19%	1.19%
Return on average common equity (annualized)	9.91%	9.58%	8.36%	7.99%	9.24%	9.29%	9.83%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	10.08%	9.94%	8.81%	9.60%	9.25%	9.62%	10.06%
Return on average tangible common equity (annualized) (non-GAAP) (3)	15.63%	15.49%	13.63%	13.53%	15.52%	14.94%	16.67%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	15.89%	16.05%	14.35%	16.12%	15.54%	15.44%	17.03%
Efficiency ratio (tax equivalent)	56.58%	57.03%	58.48%	63.43%	54.00%	57.35%	52.98%
Adjusted efficiency ratio (non-GAAP) (4)	55.80%	55.52%	56.47%	56.89%	53.96%	55.93%	52.11%
Dividend payout ratio (5)	28.76%	29.93%	34.42%	37.01%	31.84%	30.82%	29.78%
Book value per common share	$77.42	$74.16	$72.82	$72.78	$68.81
Tangible book value per common share (non-GAAP) (3)	$51.26	$47.90	$46.48	$46.32	$42.26

CAPITAL RATIOS
Equity-to-assets	12.8%	12.4%	12.3%	12.3%	11.6%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.9%	8.4%	8.2%	8.2%	7.5%
Tier 1 leverage (6)	10.0%	9.7%	9.6%	9.4%	9.3%
Tier 1 common equity (6)	12.5%	12.1%	11.9%	11.8%	11.5%
Tier 1 risk-based capital (6)	12.5%	12.1%	11.9%	11.8%	11.5%
Total risk-based capital (6)	14.9%	14.4%	14.4%	14.1%	13.8%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
BALANCE SHEET	2024	2024	2024	2023	2023
Assets
Cash and due from banks	$563,887	$507,425	$478,271	$510,922	$514,917
Federal funds sold and interest-earning deposits with banks	648,792	609,741	731,186	487,955	814,220
Cash and cash equivalents	1,212,679	1,117,166	1,209,457	998,877	1,329,137

Trading securities, at fair value	87,103	92,161	66,188	31,321	114,154
Investment securities:
Securities held to maturity	2,301,307	2,348,528	2,446,589	2,487,440	2,533,713
Securities available for sale, at fair value	4,564,363	4,498,264	4,598,400	4,784,388	4,623,618
Other investments	211,458	201,516	187,285	192,043	187,152
Total investment securities	7,077,128	7,048,308	7,232,274	7,463,871	7,344,483
Loans held for sale	287,043	100,007	56,553	50,888	27,443
Loans:
Purchased credit deteriorated	913,342	957,255	1,031,283	1,108,813	1,171,543
Purchased non-credit deteriorated	3,959,028	4,253,323	4,534,583	4,796,913	5,064,254
Non-acquired	28,675,822	28,023,986	27,101,444	26,482,763	25,780,875
Less allowance for credit losses	(467,981)	(472,298)	(469,654)	(456,573)	(447,956)
Loans, net	33,080,211	32,762,266	32,197,656	31,931,916	31,568,716
Premises and equipment, net	507,452	517,382	512,635	519,197	516,583
Bank owned life insurance	1,007,275	1,001,998	997,562	991,454	984,881
Mortgage servicing rights	83,512	88,904	87,970	85,164	89,476
Core deposit and other intangibles	71,835	77,389	83,193	88,776	95,094
Goodwill	1,923,106	1,923,106	1,923,106	1,923,106	1,923,106
Other assets	745,303	765,283	778,244	817,454	996,055
Total assets	$46,082,647	$45,493,970	$45,144,838	$44,902,024	$44,989,128

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$10,376,531	$10,374,464	$10,546,410	$10,649,274	$11,158,431
Interest-bearing	27,261,664	26,723,938	26,632,024	26,399,635	25,776,767
Total deposits	37,638,195	37,098,402	37,178,434	37,048,909	36,935,198
Federal funds purchased and securities
sold under agreements to repurchase	538,322	542,403	554,691	489,185	513,304
Other borrowings	691,626	691,719	391,812	491,904	391,997
Reserve for unfunded commitments	41,515	50,248	53,229	56,303	62,347
Other liabilities	1,268,409	1,460,795	1,419,663	1,282,625	1,855,295
Total liabilities	40,178,067	39,843,567	39,597,829	39,368,926	39,758,141

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	190,674	190,489	190,443	190,055	190,043
Surplus	4,249,672	4,238,192	4,230,345	4,240,413	4,238,753
Retained earnings	1,943,874	1,841,933	1,749,215	1,685,166	1,618,080
Accumulated other comprehensive loss	(479,640)	(620,211)	(622,994)	(582,536)	(815,889)
Total shareholders' equity	5,904,580	5,650,403	5,547,009	5,533,098	5,230,987
Total liabilities and shareholders' equity	$46,082,647	$45,493,970	$45,144,838	$44,902,024	$44,989,128

Common shares issued and outstanding	76,269,577	76,195,723	76,177,163	76,022,039	76,017,366

Net Interest Income and Margin

	Three Months Ended
	Sep. 30, 2024			Jun. 30, 2024			Sep. 30, 2023
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$559,942	$6,462	4.59%	$732,252	$8,248	4.53%	$822,805	$10,831	5.22%
Investment securities	7,163,934	43,634	2.42%	7,226,582	44,516	2.48%	7,714,079	45,873	2.36%
Loans held for sale	112,429	2,694	9.53%	63,307	1,018	6.47%	34,736	517	5.90%
Total loans held for investment	33,387,675	491,388	5.86%	32,989,521	477,342	5.82%	31,804,760	443,288	5.53%
Total interest-earning assets	41,223,980	544,178	5.25%	41,011,662	531,124	5.21%	40,376,380	500,509	4.92%
Noninterest-earning assets	4,373,250			4,416,072			4,464,939
Total Assets	$45,597,230			$45,427,734			$44,841,319

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$19,936,966	$129,613	2.59%	$19,653,436	$120,722	2.47%	$18,291,300	$93,465	2.03%
Savings deposits	2,453,886	1,893	0.31%	2,504,809	1,830	0.29%	2,845,250	1,919	0.27%
Certificates and other time deposits	4,489,441	46,413	4.11%	4,286,950	42,929	4.03%	4,413,855	38,560	3.47%
Federal funds purchased	304,582	4,178	5.46%	270,028	3,621	5.39%	236,732	3,128	5.24%
Repurchase agreements	258,166	1,519	2.34%	270,815	1,362	2.02%	303,339	1,163	1.52%
Other borrowings	611,247	9,082	5.91%	715,401	10,401	5.85%	456,187	6,903	6.00%
Total interest-bearing liabilities	28,054,288	192,698	2.73%	27,701,439	180,865	2.63%	26,546,663	145,138	2.17%
Noninterest-bearing deposits	10,412,512			10,566,529			11,362,233
Other noninterest-bearing liabilities	1,382,260			1,605,296			1,603,511
Shareholders' equity	5,748,170			5,554,470			5,328,912
Total Non-IBL and shareholders' equity	17,542,942			17,726,295			18,294,656
Total Liabilities and Shareholders' Equity	$45,597,230			$45,427,734			$44,841,319
Net Interest Income and Margin (Non-Tax Equivalent)		$351,480	3.39%		$350,259	3.43%		$355,371	3.49%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.40%			3.44%			3.50%
Total Deposit Cost (without Debt and Other Borrowings)			1.90%			1.80%			1.44%
Overall Cost of Funds (including Demand Deposits)			1.99%			1.90%			1.52%

Total Accretion on Acquired Loans (1)		$2,858			$4,386			$4,053
Tax Equivalent ("TE") Adjustment		$486			$631			$646
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $39.8 million as of September 30, 2024.

Noninterest Income and Expense

	Three Months Ended					Nine Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
(Dollars in thousands)	2024	2024	2024	2023	2023	2024	2023
Noninterest Income:
Fees on deposit accounts	$33,986	$33,842	$33,145	$33,225	$32,830	$100,973	$95,790
Mortgage banking income	3,189	5,912	6,169	2,191	2,478	15,270	11,164
Trust and investment services income	11,578	11,091	10,391	10,131	9,556	33,060	29,316
Securities (losses) gains, net	—	—	—	(2)	—	—	45
Correspondent banking and capital markets income	17,381	16,267	14,591	16,081	24,808	48,239	74,498
Expense on centrally-cleared variation margin	(7,488)	(11,407)	(10,280)	(12,677)	(11,892)	(29,175)	(28,801)
Total correspondent banking and capital markets income	9,893	4,860	4,311	3,404	12,916	19,064	45,697
Bank owned life insurance income	8,276	7,372	6,892	6,567	7,039	22,540	20,123
Other	8,012	12,148	10,650	9,973	8,029	30,810	19,282
Total Noninterest Income	$74,934	$75,225	$71,558	$65,489	$72,848	$221,717	$221,417

Noninterest Expense:
Salaries and employee benefits	$150,865	$151,435	$150,453	$145,850	$146,146	$452,753	$437,548
Occupancy expense	22,242	22,453	22,577	22,715	22,251	67,272	65,980
Information services expense	23,280	23,144	22,353	22,000	21,428	68,777	62,472
OREO and loan related expense	1,358	1,307	606	948	613	3,271	768
Business development and staff related	5,797	6,220	5,799	7,492	5,995	17,816	18,624
Amortization of intangibles	5,327	5,744	5,998	6,615	6,616	17,069	20,943
Professional fees	4,017	3,906	3,115	7,025	3,456	11,038	11,522
Supplies and printing expense	2,762	2,526	2,540	2,761	2,623	7,828	7,817
FDIC assessment and other regulatory charges	7,482	7,771	8,534	8,325	8,632	23,787	24,745
Advertising and marketing	2,296	2,594	1,984	2,826	3,009	6,874	6,648
Other operating expenses	18,117	15,243	16,964	19,217	17,273	50,324	52,886
Merger, branch consolidation, severance related and other expense (8)	3,304	5,785	4,513	1,778	164	13,602	11,384
FDIC special assessment	—	619	3,854	25,691	—	4,473	—
Total Noninterest Expense	$246,847	$248,747	$249,290	$273,243	$238,206	$744,884	$721,337

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
LOAN PORTFOLIO (7)	2024	2024	2024	2023	2023
Construction and land development * †	$2,458,151	$2,592,307	$2,437,343	$2,923,514	$2,776,241
Investor commercial real estate*	9,856,709	9,731,773	9,752,529	9,227,968	9,372,683
Commercial owner occupied real estate	5,544,716	5,522,978	5,511,855	5,497,671	5,539,097
Commercial and industrial	5,931,187	5,769,838	5,544,131	5,504,539	5,458,229
Consumer real estate *	8,649,714	8,440,724	8,223,066	7,993,450	7,608,145
Consumer/other	1,107,715	1,176,944	1,198,386	1,241,347	1,262,277
Total Loans	$33,548,192	$33,234,564	$32,667,310	$32,388,489	$32,016,672

* Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

† Includes single family home construction-to-permanent loans of $429.8 million, $544.2 million, $623.9 million, $715.5 million, and $863.1 million for the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively.

	Ending Balance
(Dollars in thousands)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
DEPOSITS	2024	2024	2024	2023	2023
Noninterest-bearing checking	$10,376,531	$10,374,464	$10,546,410	$10,649,274	$11,158,431
Interest-bearing checking	7,550,392	7,547,406	7,898,835	7,978,799	7,806,243
Savings	2,442,584	2,475,130	2,557,203	2,632,212	2,760,166
Money market	12,614,046	12,122,336	11,895,385	11,538,671	10,756,431
Time deposits	4,654,642	4,579,066	4,280,601	4,249,953	4,453,927
Total Deposits	$37,638,195	$37,098,402	$37,178,434	$37,048,909	$36,935,198

Core Deposits (excludes Time Deposits)	$32,983,553	$32,519,336	$32,897,833	$32,798,956	$32,481,271

Asset Quality

	Ending Balance
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(Dollars in thousands)	2024	2024	2024	2023	2023
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$111,240	$110,774	$106,189	$110,467	$105,856
Accruing loans past due 90 days or more	6,890	5,843	2,497	11,305	783
Non-acquired OREO and other nonperforming assets	1,217	2,876	1,589	711	449
Total non-acquired nonperforming assets	119,347	119,493	110,275	122,483	107,088
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	70,731	78,287	63,451	59,755	57,464
Accruing loans past due 90 days or more	389	916	135	1,174	1,821
Acquired OREO and other nonperforming assets	493	598	655	712	378
Total acquired nonperforming assets	71,613	79,801	64,241	61,641	59,663
Total nonperforming assets	$190,960	$199,294	$174,516	$184,124	$166,751

	Three Months Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
	2024	2024	2024	2023	2023
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.39%	1.42%	1.44%	1.41%	1.40%
Allowance for credit losses, including reserve for unfunded commitments, as a percentage of loans	1.52%	1.57%	1.60%	1.58%	1.59%
Allowance for credit losses as a percentage of nonperforming loans	247.28%	241.19%	272.62%	249.90%	269.98%
Net charge-offs as a percentage of average loans (annualized)	0.07%	0.05%	0.03%	0.09%	0.16%
Total nonperforming assets as a percentage of total assets	0.41%	0.44%	0.39%	0.41%	0.37%
Nonperforming loans as a percentage of period end loans	0.56%	0.59%	0.53%	0.56%	0.52%

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the third quarter of 2024:

	Allowance for Credit Losses ("ACL and UFC")
(Dollars in thousands)	NonPCD ACL	PCD ACL	Total ACL	UFC
Ending balance 6/30/2024	$447,628	$24,670	$472,298	$50,248
Charge offs	(7,529)	—	(7,529)	—
Acquired charge offs	(188)	(886)	(1,074)	—
Recoveries	1,373	—	1,373	—
Acquired recoveries	775	375	1,150	—
Provision (recovery) for credit losses	2,563	(800)	1,763	(8,733)
Ending balance 9/30/2024	$444,622	$23,359	$467,981	$41,515

Period end loans	$32,634,850	$913,342	$33,548,192	N/A
Allowance for Credit Losses to Loans	1.36%	2.56%	1.39%	N/A
Unfunded commitments (off balance sheet) *				$7,758,645
Reserve to unfunded commitments (off balance sheet)				0.54%

* Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its third quarter results at 9:00 a.m. Eastern Time on October 24, 2024.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of October 24, 2024 on the Investor Relations section of SouthStateBank.com.

SouthState Corporation is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A., the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas and Virginia.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars and shares in thousands, except per share data)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Net income (GAAP)	$143,179	$132,370	$115,056	$106,791	$124,144
(Recovery) provision for credit losses	(6,971)	3,889	12,686	9,893	32,709
Tax provision	43,359	40,478	38,462	29,793	33,160
Merger, branch consolidation, severance related and other expense (8)	3,304	5,785	4,513	1,778	164
FDIC special assessment	—	619	3,854	25,691	—
Securities losses	—	—	—	2	—
Pre-provision net revenue (PPNR) (Non-GAAP)	$182,871	$183,141	$174,571	$173,948	$190,177

(Dollars in thousands)	Three Months Ended
CORE NET INTEREST INCOME (NON-GAAP)	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023
Net interest income (GAAP)	$351,480	$350,259	$343,936	$354,231	$355,371
Less:
Total accretion on acquired loans	2,858	4,386	4,287	3,870	4,053
Core net interest income (Non-GAAP)	$348,622	$345,873	$339,649	$350,361	$351,318

NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)
Net interest income (GAAP)	$351,480	$350,259	$343,936	$354,231	$355,371
Total average interest-earning assets	41,223,980	41,011,662	40,657,176	40,465,377	40,376,380
NIM, non-tax equivalent	3.39%	3.43%	3.40%	3.47%	3.49%

Tax equivalent adjustment (included in NIM, TE)	486	631	528	659	646
Net interest income, tax equivalent (Non-GAAP)	$351,966	$350,890	$344,464	$354,890	$356,017
NIM, TE (Non-GAAP)	3.40%	3.44%	3.41%	3.48%	3.50%

	Three Months Ended					Nine Months Ended
(Dollars in thousands, except per share data)	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2024	2024	2024	2023	2023	2024	2023
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$143,179	$132,370	$115,056	$106,791	$124,144	$390,605	$387,517
Securities losses (gains), net of tax	—	—	—	2	—	—	(35)
Merger, branch consolidation, severance related and other expense, net of tax (8)	2,536	4,430	3,382	1,391	130	10,348	8,900
FDIC special assessment, net of tax	—	474	2,888	20,087	—	3,362	—
Adjusted net income (non-GAAP)	$145,715	$137,274	$121,326	$128,271	$124,274	$404,315	$396,382

Adjusted Net Income per Common Share - Basic (2)
Earnings per common share - Basic (GAAP)	$1.88	$1.74	$1.51	$1.40	$1.63	$5.12	$5.10
Effect to adjust for securities losses (gains), net of tax	—	—	—	0.00	—	—	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.03	0.05	0.04	0.03	0.00	0.14	0.11
Effect to adjust for FDIC special assessment, net of tax	—	0.01	0.04	0.26	—	0.04	—
Adjusted net income per common share - Basic (non-GAAP)	$1.91	$1.80	$1.59	$1.69	$1.63	$5.30	$5.21

Adjusted Net Income per Common Share - Diluted (2)
Earnings per common share - Diluted (GAAP)	$1.86	$1.73	$1.50	$1.39	$1.62	$5.09	$5.07
Effect to adjust for securities losses (gains), net of tax	—	—	—	0.00	—	—	(0.00)
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.04	0.05	0.04	0.02	0.00	0.14	0.12
Effect to adjust for FDIC special assessment, net of tax	—	0.01	0.04	0.26	—	0.04	—
Adjusted net income per common share - Diluted (non-GAAP)	$1.90	$1.79	$1.58	$1.67	$1.62	$5.27	$5.19

Adjusted Return on Average Assets (2)
Return on average assets (GAAP)	1.25%	1.17%	1.03%	0.94%	1.10%	1.15%	1.16%
Effect to adjust for securities losses (gains), net of tax	—%	—%	—%	0.00%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.02%	0.05%	0.02%	0.01%	—%	0.03%	0.03%
Effect to adjust for FDIC special assessment, net of tax	—%	0.00%	0.03%	0.18%	—%	0.01%	—%
Adjusted return on average assets (non-GAAP)	1.27%	1.22%	1.08%	1.13%	1.10%	1.19%	1.19%

Adjusted Return on Average Common Equity (2)
Return on average common equity (GAAP)	9.91%	9.58%	8.36%	7.99%	9.24%	9.29%	9.83%
Effect to adjust for securities losses (gains), net of tax	—%	—%	—%	0.00%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.17%	0.33%	0.24%	0.11%	0.01%	0.25%	0.23%
Effect to adjust for FDIC special assessment, net of tax	—%	0.03%	0.21%	1.50%	—%	0.08%	—%
Adjusted return on average common equity (non-GAAP)	10.08%	9.94%	8.81%	9.60%	9.25%	9.62%	10.06%

Return on Average Common Tangible Equity (3)
Return on average common equity (GAAP)	9.91%	9.58%	8.36%	7.99%	9.24%	9.29%	9.83%
Effect to adjust for intangible assets	5.72%	5.91%	5.27%	5.54%	6.28%	5.65%	6.84%
Return on average tangible equity (non-GAAP)	15.63%	15.49%	13.63%	13.53%	15.52%	14.94%	16.67%

Adjusted Return on Average Common Tangible Equity (2) (3)
Return on average common equity (GAAP)	9.91%	9.58%	8.36%	7.99%	9.24%	9.29%	9.83%
Effect to adjust for securities losses (gains), net of tax	—%	—%	—%	0.00%	—%	—%	(0.00)%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.18%	0.32%	0.25%	0.10%	0.01%	0.25%	0.23%
Effect to adjust for FDIC special assessment, net of tax	—%	0.03%	0.21%	1.50%	—%	0.08%	—%
Effect to adjust for intangible assets, net of tax	5.80%	6.12%	5.53%	6.53%	6.29%	5.82%	6.97%
Adjusted return on average common tangible equity (non-GAAP)	15.89%	16.05%	14.35%	16.12%	15.54%	15.44%	17.03%

Adjusted Efficiency Ratio (4)
Efficiency ratio	56.58%	57.03%	58.48%	63.43%	54.00%	57.35%	52.98%
Effect to adjust for merger, branch consolidation, severance related and other expense (8)	(0.78)%	(1.36)%	(1.08)%	(0.43)%	(0.04)%	(1.07)%	(0.87)%
Effect to adjust for FDIC special assessment	—%	(0.15)%	(0.93)%	(6.11)%	—%	(0.35)%	—%
Adjusted efficiency ratio	55.80%	55.52%	56.47%	56.89%	53.96%	55.93%	52.11%

Tangible Book Value Per Common Share (3)
Book value per common share (GAAP)	$77.42	$74.16	$72.82	$72.78	$68.81
Effect to adjust for intangible assets	(26.16)	(26.26)	(26.34)	(26.46)	(26.55)
Tangible book value per common share (non-GAAP)	$51.26	$47.90	$46.48	$46.32	$42.26

Tangible Equity-to-Tangible Assets (3)
Equity-to-assets (GAAP)	12.81%	12.42%	12.29%	12.32%	11.63%
Effect to adjust for intangible assets	(3.94)%	(4.03)%	(4.08)%	(4.11)%	(4.15)%
Tangible equity-to-tangible assets (non-GAAP)	8.87%	8.39%	8.21%	8.21%	7.48%

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $2.9 million, $4.4 million, $4.3 million, $3.9 million, and $4.1 million during the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively, and $11.5 million and $16.9 million during the nine months ended September 30, 2024 and 2023, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $3.3 million, $5.8 million, $4.5 million, $1.8 million, and $164,000 for the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively, and $13.6 million and $11.4 million for the nine months ended September 30, 2024 and 2023, respectively; (b) pre-tax net securities losses of $(2,000) for the quarters ended December 31, 2023 and pre-tax net gains of $45,000 for the nine months ended September 30, 2023; and (c) pre-tax FDIC special assessment of $619,000, $3.9 million, and $25.7 million for the quarters ended June 30, 2024, March 31, 2024 and December 31, 2023, respectively, and $4.5 million for the nine months ended September 30, 2024.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger, branch consolidation, severance related and other expense, FDIC special assessment and amortization of intangible assets, divided by net interest income and noninterest income excluding securities gains (losses). The pre-tax amortization expenses of intangible assets were $5.3 million, $5.7 million, $6.0 million, $6.6 million, and $6.6 million for the quarters ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively, and $17.1 million and $20.9 million for the nine months ended September 30, 2024 and 2023, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	September 30, 2024 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes mortgage loans held for sale.
(8)	Includes pre-tax cyber incident costs of $56,000, $3.5 million and $4.4 million for the quarters ended, September 30, 2024, June 30, 2024, and March 31, 2024, respectively, and $8.0 million for the nine months ended September 30, 2024.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other related federal securities laws. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, including information about Independent Bank Group, Inc.’s (“IBTX”), SouthState Corporation’s (“SouthState”) or the combined company’s possible or assumed future results of operations, including its future revenues, income, expenses, provision for taxes, effective tax rate, earnings (loss) per share and cash flows, its future capital expenditures and dividends, its future financial condition and changes therein, including changes in IBTX’s, SouthState’s or the combined company’s loan portfolio and allowance for credit losses, IBTX’s, SouthState’s or the combined company’s future capital structure or changes therein, the plan and objectives of management for future operations, IBTX’s, SouthState’s or the combined company’s future or proposed acquisitions, the future or expected effect of acquisitions on IBTX’s, SouthState’s or the combined company’s operations, results of operations and financial condition, IBTX’s, SouthState’s or the combined company’s future economic performance and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is estimated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that IBTX and SouthState make are based on their current plans, estimates, expectations, ambitions and assumptions regarding IBTX’s, SouthState’s and the combined company’s business, the economy and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are beyond the control of IBTX and SouthState. IBTX’s, SouthState’s and the combined company’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect IBTX’s, SouthState’s and the combined company’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. In addition to factors previously disclosed in IBTX’s and SouthState’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and SouthState providing for the acquisition of IBTX by SouthState (the “Transaction”); (2) the outcome of any legal proceedings that may be instituted against IBTX or SouthState; (3) the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); (4) the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which IBTX and SouthState operate; (5) disruption to the parties’ businesses as a result of the announcement and pendency of the Transaction; (6) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses; (7) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (8) reputational risk and potential adverse reactions of IBTX’s or SouthState’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; (9) the dilution caused by SouthState’s issuance of additional shares of its capital stock in connection with the Transaction; (10) a material adverse change in the financial condition of SouthState or IBTX; (11) general competitive, economic, political and market conditions; (12) major catastrophes such as hurricanes, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; (13) the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and (14) other factors that may affect future results of IBTX and SouthState including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause IBTX’s, SouthState’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm IBTX’s, SouthState’s or the combined company’s results.

IBTX and SouthState urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by IBTX and/or SouthState. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this communication or made by IBTX or SouthState in any report, filing, document or information incorporated by reference in this communication, speaks only as of the date on which it is made. IBTX and SouthState undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. IBTX and SouthState believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, IBTX and SouthState caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, IBTX and SouthState caution you not to place undue reliance on the forward-looking statements contained in this filing or incorporated by reference herein.

If IBTX or SouthState update one or more forward-looking statements, no inference should be drawn that IBTX or SouthState will make additional updates with respect to those or other forward-looking statements. Further information regarding IBTX, SouthState and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1564618/000156461824000025/ibtx-20231231.htm), and its other filings with the SEC, and in SouthState’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/764038/000155837024002302/ssb-20231231x10k.htm), and its other filings with the SEC.